UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014
__________________________________________

ManTech International Corporation
(Exact name of registrant as specified in its charter)
__________________________________________

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA	22033
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (703) 218-6000
__________________________________________
(Former name or former address, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition;
Item 7.01    Regulation FD Disclosure;
Item 8.01    Other Events
On October 29, 2014, ManTech International Corporation announced its financial results for the fiscal quarter ended September 30, 2014, and provided updated financial guidance for fiscal year 2014 (the "Earnings Release"). ManTech also announced the declaration of a quarterly cash dividend payment to its stockholders. A dividend of $0.21 per share will be paid on December 19, 2014 to stockholders of record as of the close of business on December 5, 2014. Any future declarations of dividend payments are subject to the determination and approval of the Board of Directors.
A copy of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	ManTech International Corporation press release, dated October 29, 2014, announcing financial results for the fiscal quarter ended September 30, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANTECH INTERNATIONAL CORPORATION

		By:	/s/ Michael R. Putnam
Date:	October 29, 2014	Name:	Michael R. Putnam
		Title:	Senior VP - Corporate & Regulatory Affairs